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                                                   Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-38297



                                                                   June 28, 2004
                                                                      Supplement

[MORGAN STANLEY LOGO OMITTED]





              SUPPLEMENT DATED JUNE 28, 2004 TO THE PROSPECTUS OF
                     MORGAN STANLEY GLOBAL ADVANTAGE FUND
                             Dated August 11, 2003


The first paragraph of the section of the Prospectus titled "MANAGEMENT OF THE FUND" is hereby replaced by the following:


   The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services and manage its business affairs. The Investment Manager has, in turn, contracted with the Sub-Advisor -- Morgan Stanley Investment Management Limited -- to assist the Investment Manager in performing its investment advisory functions. The Investment Manager and the Sub-Advisor are wholly-owned subsidiaries of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.


The third paragraph of the section of the Prospectus titled "MANAGEMENT OF THE FUND" is hereby replaced by the following:


   The Fund's portfolio is managed within the Global Core team. Current members of the team include Sandra Yeager, Kate Cornish-Bowden, Simon Carter, Michael Allison, Mark Laskin and Jamie Wood.




              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.





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